Exhibit 99.1

FOR IMMEDIATE RELEASE
CONTACT:

(Investor Relations)	(Corporate Press)
Henry A. Diamond	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
Henry.Diamond@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive Software, Inc. Reports Strong Results for Fiscal Third Quarter 2017

Net revenue grew 15% to $476.5 million

Net loss narrowed to $0.33 per diluted share

Net cash provided by operating activities grew 72% to $291.0 million

Bookings grew 51% to $719.0 million

New York, NY — February 7, 2017 — Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today reported strong results for its fiscal third quarter 2017, ended December 31, 2016.  In addition, the Company provided its initial financial outlook for its fiscal fourth quarter ending March 31, 2017, and updated its financial outlook for its fiscal year ending March 31, 2017.

Fiscal Third Quarter 2017 GAAP Financial Highlights

Net revenue grew 15% to $476.5 million, as compared to $414.2 million in last year’s fiscal third quarter.  The largest contributors to net revenue in fiscal third quarter 2017 were Grand Theft Auto V® and Grand Theft Auto Online, WWE® 2K17, NBA® 2K17, and Sid Meier’s Civilization® VI.

Digitally-delivered net revenue grew 64% to $240.2 million, as compared to $146.4 million in last year’s fiscal third quarter.  Recurrent consumer spending (virtual currency, microtransactions and downloadable add-on content) accounted for 39% of digitally-delivered net revenue, or 20% of total net revenue.  The largest contributors to digitally-delivered net revenue in fiscal third quarter 2017 were Grand Theft Auto V and Grand Theft Auto Online, Sid Meier’s Civilization VI, and NBA 2K17.

Net loss narrowed to $29.8 million, or $0.33 per diluted share, as compared to $42.4 million, or $0.51 per diluted share, for the year-ago period.

Net cash provided by operating activities grew 72% to $291.0 million.  As of December 31, 2016, the Company had cash and short-term investments of $1.444 billion.

As previously announced, starting with this quarter’s results, Take-Two will no longer report Non-GAAP Cost of Goods Sold, Non-GAAP Gross Profit, Non-GAAP Income from Operations, Non-GAAP Net Income, and Non-GAAP Net Income Per Share on either a historical basis or in its financial outlook.  The Company will continue to disclose data, as set forth below, together with its management reporting tax rate of 22%, that are used internally by its management and Board of Directors to adjust its GAAP financial results in order to facilitate comparison of the Company’s operating performance between periods and to better understand its core business and future outlook:

	Three Months Ended December 31, 2016
		Financial Data
	Statement of Operations	Change in deferred net revenue and related cost of goods sold	Stock-based compensation	Non-cash amortization of discount on Convertible Notes	Acquisition related expenses

Net revenue	$476,473	268,350
Cost of goods sold	311,074	118,126	(6,022)

Gross profit	165,399	150,224	6,022

Total operating expenses	193,808		(16,067)		(317)

Loss from operations	(28,409)	150,224	22,089		317
Interest and other, net	(3,715)			4,922
Loss before income taxes	(32,124)	150,224	22,089	4,922	317

Loss per share
Basic and diluted	$(0.33)

Take-Two’s basic and diluted net loss per share for fiscal third quarter 2017 was calculated using the Company’s basic share count of 90.4 million.  For management reporting purposes, the Company calculates diluted net income per share using its fully diluted share count of 115.3 million and adds back to net income interest expense, net of tax, on the convertible notes of $1.2 million.

Operational Metric - Bookings

Total bookings grew 51% to $719.0 million, as compared to $475.5 million during last year’s fiscal third quarter.  The largest contributors to bookings were Grand Theft Auto V and Grand Theft Auto Online, Mafia III, NBA 2K17, WWE 2K17 and Sid Meier’s Civilization VI.  Catalog accounted for $261.6 million of bookings led by Grand Theft Auto.  Digitally-delivered bookings grew 66% to $336.3 million, as compared to $203.0 million in last year’s fiscal third quarter, led by Grand Theft Auto V and Grand Theft Auto Online, NBA 2K17, Sid Meier’s Civilization VI and Mafia III.  Bookings from recurrent consumer spending (virtual currency, microtransactions and downloadable add-on content) grew 55% year-over-year and accounted for 50% of digitally-delivered bookings, or 23% of total bookings.

Management Comments

“Take-Two had a highly-successful holiday quarter,” said Strauss Zelnick, Chairman and CEO of Take-Two.  “Consumer demand for our new releases and catalog titles was strong throughout the period, and players continued to engage significantly with our games after purchase.  As a result, we delivered better-than-expected bookings, including our best-ever quarter for recurrent consumer spending, along with double-digit growth in both net revenue and net cash provided by operating activities.

“Last week, we deployed a portion of our Company’s cash on hand to acquire Social Point, a highly-successful free-to-play mobile game developer that has a proven track record of growing revenues and delivering multiple hits.  We are incredibly excited about this acquisition, which reflects our strategy to deploy our capital resources prudently and to take measured risks that provide immediately accretive opportunities for our business and the potential for long-term growth.

“Looking ahead, our Company has a robust long-term development pipeline and is better positioned for success than at any time in its history.  We expect to grow both bookings and net cash provided by operating activities in fiscal 2018, driven by our release slate led by Rockstar Games’ highly anticipated launch of Red Dead Redemption 2.”

Business and Product Highlights

Since October 1, 2016:

Take-Two:

•                  Acquired privately-held Social Point S.L. for $250 million, comprised of $175 million in cash and 1,480,168 unregistered shares of Take-Two common stock (calculated by dividing $75 million by the average closing price per share on the Nasdaq Global Select Market during the thirty trading day period ending on January 26, 2017), plus potential earn-out consideration of up to an aggregate of $25.9 million in cash and shares of Take-Two common stock.  The cash portion was funded from Take-Two’s cash on hand.  Founded in 2008 and headquartered in Barcelona, Spain, Social Point is a highly-successful free-to-play mobile game developer that focuses on delivering high-quality, deeply-engaging entertainment experiences.  The transaction is expected to be immediately accretive to net revenue and net cash provided by operating activities, and to be accretive to net income per share, excluding transaction costs and amortization of intangible assets, in fiscal year 2018.

Rockstar Games:

•                  Released new free content updates for Grand Theft Auto Online, including:

•                  Bikers, which allows players to form underground Motorcycle Clubs and run illicit business alongside a range of all new competitive and co-operative gameplay, as well as new modes, vehicles, weapons, clothing and much more.

•                  Deadline, which allows players to turn the streets of Los Santos into a stylish electronic video game battle to the death with futuristic Nagasaki Shotaro motorcycles.

•                  Import/Export, which introduces a whole new series of criminal pursuits as CEOs and their organizations steal, modify and resell the most wanted vehicles in the city for big profits.

•                  Festive Surprise 2016, which featured holiday-themed items in stores across Los Santos, as well as the return of favorite items from past holiday seasons and more.

•                  Released Bully: Anniversary Edition for iOS and Android devices.  Bully: Anniversary Edition comes complete with everything from the original release and from Bully: Scholarship Edition.  The game features enhanced high resolution graphics, improved lighting, textures and character models, controls redesigned for touch gameplay, physical controller support and more.

•                  Announced that the highly-anticipated Red Dead Redemption 2® is planned for release worldwide in Fall 2017 for PlayStation4 and Xbox One.  Developed by the creators of Grand Theft Auto V and Red Dead Redemption, Red Dead Redemption 2 is an epic tale of life in America’s unforgiving heartland.  The game’s vast and atmospheric open world will also provide the foundation for a brand new online multiplayer experience.

2K:

•                  Launched Sid Meier’s Civilization VI for PC.  Developed by Firaxis Games, Sid Meier’s Civilization VI is the next entry in the award-winning turn-based strategy franchise that has sold-in nearly 40 million units.  Sid Meier’s Civilization VI received stellar reviews and is fastest-selling release in the history of the series, with sell-in already surpassing 1.5 million units.  Sid Meier’s Civilization VI is being supported with free and paid downloadable add-on content.

•                  Launched WWE 2K17 for PlayStation 4, PlayStation 3, Xbox One and Xbox 360.  In addition, WWE 2K17 was released today for PC.  Developed collaboratively by Yuke’s and Visual Concepts, WWE 2K17 is being supported with downloadable add-on content, including a Season Pass.

•                  Launched Mafia III, the next installment in 2K’s successful organized crime series, for Xbox One, PlayStation 4 and PC.  Developed by Hangar 13, Mafia III had the highest first week sell-in of any title in 2K’s history, and to date has sold-in approximately 5 million units.  Mafia III is being supported with downloadable add-on content, including a Season Pass, as well as a free-to-play mobile battle RPG game, Mafia III Rivals, for iOS and Android devices.

•                  Released NBA2KVR Experience for HTC Vive™, PlayStation®VR and Oculus Rift.  NBA2KVR Experience is the first virtual reality basketball game immersing players in a new, entertaining NBA environment filled with the sights and sounds of fun mini-games and challenges.

•                  Released WWE SuperCard - Season 3 for iOS and Android devices.  Developed by Cat Daddy Games, WWE SuperCard Season 3 is a free update to the popular WWE collectible card-battling game that has been downloaded more than 13 million times, featuring new modes of play, Superstars and more.  WWE SuperCard is the highest grossing and most downloaded mobile game in 2K history.

•                  Released Carnival Games® VR for HTC Vive, PlayStationVR and Oculus Rift.  Developed by Cat Daddy Games, Carnival Games VR is 2K’s first virtual reality offering and was named one of the top VR titles of 2016 by the Official PlayStation Blog.

•                  Released NHL SuperCard 2K17 for iOS and Android devices.  Developed by Cat Daddy Games, NHL SuperCard 2K17 is a free-to-play NHL collectible card-battling game.

•                  Announced that NBA 2K18 will be available for the Nintendo Switch in Fall 2017 when the title also launches for the PlayStation 4, PlayStation 3, Xbox One, Xbox 360, PC, and iOS and Android devices.

Financial Outlook for Fiscal 2017

Take-Two is providing its initial financial outlook for its fiscal fourth quarter ending March 31, 2017 and is updating its financial outlook for its fiscal year ending March 31, 2017:

Fourth Quarter Ending March 31, 2017

•                  GAAP net revenue is expected to range from $542 to $592 million

•                  GAAP net income is expected to range from $139 to $148 million

•                  GAAP diluted net income per share is expected to range from $1.23 to $1.31

•                  Share count used to calculate GAAP diluted net income per share is expected to be 116.4 million (1)

•                  Bookings (operational metric) are expected to range from $295 to $345 million

The Company is also providing selected data and its management reporting tax rate of 22% that are used internally by its management and Board of Directors to adjust its GAAP financial outlook in order to facilitate comparison of the Company’s operating performance between periods and to better understand its core business and future outlook:

	Three Months Ending March 31, 2017
$ in millions	GAAP Outlook (2)	Change in deferred net revenue and related cost of goods sold	Stock-based compensation (3)	Non-cash amortization of discount on Convertible Notes	Amortization of Intangible Assets	Acquisition related expenses

Net revenue	$542 to $592	$(225)

Cost of goods sold	$248 to $278	$(120)	$(1)		$(3)

Operating Expenses	$140 to $150		$(17)		$(2)	$(1)

Interest and other, net	$3			$(3)

Income (loss) before income taxes	$151 to $161	$(105)	$18	$3	$5	$1

Fiscal Year Ending March 31, 2017

•                  GAAP net revenue is expected to range from $1.75 to $1.80 billion

•                  GAAP net income is expected to range from $108 to $117 million

•                  GAAP diluted net income per share is expected to range from $1.15 to $1.25

•                  Share count used to calculate GAAP diluted net income per share is expected to be 93.6 million (4)

•                  Net cash provided by operating activities is expected to be approximately $350 million

•                  Capital expenditures are expected to be approximately $35 million

•                  Bookings (operational metric) are expected to range from $1.72 to $1.77 billion

The Company is also providing selected data and its management reporting tax rate of 22% that are used internally by its management and Board of Directors to adjust its GAAP financial outlook in order to facilitate comparison of the Company’s operating performance between periods and to better understand its core business and future outlook:

	Twelve Months Ending March 31, 2017
$ in millions	GAAP Outlook (2)	Change in deferred net revenue and related cost of goods sold	Stock-based compensation (3)	Non-cash amortization of discount on Convertible Notes	Gain on Long-Term Investment	Amortization of Intangible Assets	Acquisition related expenses

Net revenue	$1,750 to $1,800	$65

Cost of goods sold	$956 to $986	$0	$(17)			$(3)

Operating Expenses	$660 to $670		$(57)			$(2)	$(1.5)

Interest and other, net	$17			$(21)	$2

Income (loss) before income taxes	$117 to $127	$65	$74	$21	$(2)	$5	$1.5

(1)         Includes 102.0 million basic shares, 1.4 million participating shares and 13.0 million shares representing the potential dilution from convertible notes.  The interest expense, net of tax, on the convertible notes, which is added back to net income to calculate diluted net income per share for management reporting purposes is $0.6 million.

(2)         The individual components of the financial outlook may not foot to the totals as the Company does not expect actual results for every component to be at the low end or high end of the outlook range simultaneously.

(3)         The Company’s stock-based compensation expense for the periods above includes the cost of approximately 0.9 million restricted stock units previously granted to ZelnickMedia that are subject to variable accounting.  Actual expense to be recorded in connection with these shares is dependent upon several factors, including future changes in Take-Two’s stock price.

(4)         For the fiscal year ending March 31, 2017, the Company’s fully diluted share count used for management reporting purposes is expected to be 115.5 million, which includes 92.0 million basic shares, 1.6 million participating shares and 21.9 million shares representing the potential dilution from convertible notes.  The interest expense, net of tax, on the convertible notes, which is added back to net income to calculate diluted net income per share for management reporting purposes is $4.8 million.  Take-Two’s GAAP net income per diluted share outlook is calculated using a diluted share count of 93.6 million (basic shares plus participating shares), because using the “if-converted” method and the Company’s fully diluted share count of 115.5 million would have been anti-dilutive.

Key assumptions and dependencies underlying the Company’s financial outlook include: the timely delivery of the titles included in this financial outlook; continued consumer acceptance of the Xbox One and PlayStation 4; the ability to develop and publish products that capture market share for these new-generation systems while continuing to leverage opportunities on the Xbox 360, PlayStation 3 and PC; and stable foreign exchange rates.  See also “Cautionary Note Regarding Forward Looking Statements” below.

Product Releases

The following titles were released since October 1, 2016:

Label	Title	Platforms	Release Date
2K	Mafia III	PS4, Xbox One, PC	October 7, 2016
2K	Mafia III Rivals	iOS, Android	October 7, 2016
2K	WWE 2K17	PS4, PS3, Xbox One, Xbox 360	October 11, 2016
2K	WWE 2K17: Accelerator (DLC)	PS4, PS3, Xbox One, Xbox 360	October 11, 2016
2K	WWE 2K17: MyPlayer Kickstart (DLC)	PS4, Xbox One	October 11, 2016
2K	WWE 2K17: NXT Legacy Pack (DLC)	PS3, Xbox 360	October 11, 2016
2K	NHL SuperCard 2017	iOS, Android	October 13, 2016
2K	Sid Meier’s Civilization VI	PC	October 21, 2016
2K	Carnival Games VR	HTC Vive, PlayStation VR	October 28, 2016
2K	WWE 2K17: NXT Enhancement Pack (DLC)	PS4, Xbox One	November 15, 2016
2K	WWE SuperCard - Season 3	iOS, Android	November 17, 2016
2K	WWE 2K17: Legends Pack (DLC)	PS4, PS3, Xbox One, Xbox 360	November 22, 2016
2K	NBA 2K VR Experience	HTC Vive, PlayStation VR, Oculus Rift	November 22, 2016
2K	Carnival Games VR	Oculus Rift	December 6, 2016
Rockstar Games	Bully: Anniversary Edition	iOS, Android	December 8, 2016
2K	WWE 2K17: New Moves Pack (DLC)	PS4, PS3, Xbox One, Xbox 360	December 13, 2016
2K	Sid Meier’s Civilization VI: Viking Scenario Pack (DLC)	PC	December 20, 2016
2K	Sid Meier’s Civilization VI: Poland Civilization & Scenario Pack (DLC)	PC	December 20, 2016
2K	WWE 2K17: Future Stars Pack (DLC)	PS4, PS3, Xbox One, Xbox 360	January 17, 2017

Take-Two’s lineup of future titles announced to date includes:

Label	Title	Platforms	Release Date
2K	NBA 2K18	PS4, PS3, Xbox One, Xbox 360, Switch, PC, iOS, Android	Fall 2017
Rockstar Games	Red Dead Redemption 2	PS4, Xbox One	Fall 2017

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics.  The call can be accessed by dialing (877) 407-0984 or (201) 689-8577.  A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Final Results

The financial results discussed herein are presented on a preliminary basis; final data will be included in Take-Two’s Quarterly Report on Form 10-Q for the period ended December 31, 2016.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a leading developer, publisher and marketer of interactive entertainment for consumers around the globe. The Company develops and publishes products through its two wholly-owned labels Rockstar Games and 2K. Our products are designed for console systems and personal computers, including smartphones and tablets, and are delivered through physical retail, digital download, online platforms and cloud streaming services. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at http://www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, and risks associated with international operations. Other important factors and information are contained in the Company’s most recent Annual Report on Form 10-K, including the risks summarized in the section entitled “Risk Factors,” the Company’s most recent Quarterly Report on Form 10-Q, and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

#  #  #

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

	Three months ended December 31,		Nine months ended December 31,
	2016	2015	2016	2015

Net revenue	$476,473	$414,221	$1,208,192	$1,036,492

Cost of goods sold:
Internal royalties	103,613	95,311	240,711	256,058
Software development costs and royalties	109,900	61,653	218,753	152,160
Product costs	70,089	74,934	170,127	153,652
Licenses	27,472	25,963	78,468	42,546
Total cost of goods sold	311,074	257,861	708,059	604,416

Gross profit	165,399	156,360	500,133	432,076

Selling and marketing	95,820	59,846	247,141	160,289
General and administrative	52,939	49,061	149,367	148,057
Research and development	37,589	27,944	101,494	86,499
Business reorganization	—	71,172	—	71,172
Depreciation and amortization	7,460	7,534	22,329	21,462
Total operating expenses	193,808	215,557	520,331	487,479
Loss from operations	(28,409)	(59,197)	(20,198)	(55,403)
Interest and other, net	(3,715)	(8,018)	(15,298)	(23,948)
Gain on long-term investment	—	—	1,350	—
Loss before income taxes	(32,124)	(67,215)	(34,146)	(79,351)
Benefit from income taxes	(2,282)	(24,802)	(2,169)	(24,650)
Net loss	$(29,842)	$(42,413)	$(31,977)	$(54,701)

Loss per share:
Basic and diluted loss per share	$(0.33)	$(0.51)	$(0.37)	$(0.66)

Weighted average shares outstanding:
Basic and Diluted	90,428	83,426	86,796	83,338
Computation of Basic and Diluted EPS:
Net loss for basic and diluted EPS calculation	$(29,842)	$(42,413)	$(31,977)	$(54,701)

Weighted average common shares outstanding - basic and diluted	90,428	83,426	86,796	83,338

Basic and diluted loss per share	$(0.33)	$(0.51)	$(0.37)	$(0.66)

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	December 31,	March 31,
	2016	2016
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$1,039,430	$798,742
Short-term investments	404,523	470,820
Restricted cash	278,541	261,169
Accounts receivable, net of allowances of $107,347 and $45,552 at December 31, 2016 and March 31, 2016, respectively	327,430	168,527
Inventory	26,665	15,888
Software development costs and licenses	126,185	178,387
Deferred cost of goods sold	177,946	98,474
Prepaid expenses and other	70,456	53,269
Total current assets	2,451,176	2,045,276

Fixed assets, net	65,799	77,127
Software development costs and licenses, net of current portion	327,117	214,831
Deferred cost of goods sold, net of current portion	—	17,915
Goodwill	213,522	217,080
Other intangibles, net	3,211	4,609
Other assets	28,274	13,439
Total assets	$3,089,099	$2,590,277

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$54,248	$30,448
Accrued expenses and other current liabilities	736,176	607,479
Deferred revenue	1,073,393	582,484
Total current liabilities	1,863,817	1,220,411

Long-term debt	258,876	497,935
Non-current deferred revenue	11,255	216,319
Other long-term liabilities	134,230	74,227
Total liabilities	2,268,178	2,008,892

Stockholders’ equity:
Preferred stock, $.01 par value, 5,000 shares authorized	—	—
Common stock, $.01 par value, 200,000 shares authorized; 117,990 and 103,765 shares issued and 100,798 and 86,573 outstanding at December 31, 2016 and March 31, 2016, respectively	1,180	1,038
Additional paid-in capital	1,370,278	1,088,628
Treasury stock, at cost; 17,192 common shares at December 31, 2016 and March 31, 2016, respectively	(303,388)	(303,388)
Accumulated deficit	(198,974)	(166,997)
Accumulated other comprehensive loss	(48,175)	(37,896)
Total stockholders’ equity	820,921	581,385
Total liabilities and stockholders’ equity	$3,089,099	$2,590,277

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(in thousands)

	Nine months ended December 31,
	2016	2015

Operating activities:
Net loss	$(31,977)	$(54,701)

Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization and impairment of software development costs and licenses	130,019	83,056
Depreciation and amortization	22,329	21,462
Amortization and impairment of intellectual property	1,398	160
Stock-based compensation	55,421	54,144
Amortization of discount on Convertible Notes	17,870	17,454
Amortization of debt issuance costs	1,078	1,181
Other, net	(3,604)	2,573
Changes in assets and liabilities:
Restricted cash	(17,372)	(34,411)
Accounts receivable	(160,095)	(46,227)
Inventory	(15,876)	(374)
Software development costs and licenses	(194,422)	(170,074)
Prepaid expenses, other current and other non-current assets	(31,460)	(6,514)
Deferred revenue	302,728	184,955
Deferred cost of goods sold	(66,502)	(54,418)
Accounts payable, accrued expenses and other liabilities	230,067	190,557
Net cash provided by operating activities	239,602	188,823

Investing activities:
Change in bank time deposits	66,841	(189,564)
Proceeds from available-for-sale securities	101,357	19,014
Purchases of available-for-sale securities	(104,357)	(25,768)
Purchases of fixed assets	(14,369)	(28,579)
Proceeds from sale of long-term investments	1,350	—
Purchase of long-term investments	(1,885)	—
Business acquisitions, net of cash acquired	(750)	—
Net cash provided by (used in) investing activities	48,187	(224,897)

Financing activities:
Excess tax benefit from stock-based compensation	1,499	1,509
Tax payment related to net share settlements on restricted stock awards	(36,734)	(14,506)
Repurchase of common stock	—	(26,552)
Net cash used in financing activities	(35,235)	(39,549)

Effects of foreign exchange rates on cash and cash equivalents	(11,866)	(256)

Net increase (decrease) in cash and cash equivalents	240,688	(75,879)
Cash and cash equivalents, beginning of year	798,742	911,120
Cash and cash equivalents, end of period	$1,039,430	$835,241

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Net Revenue by Geographic Region, Distribution Channel, and Platform Mix

(in thousands)

	Three Months Ended December 31, 2016		Three Months Ended December 31, 2015
	Amount	% of Total	Amount	% of Total

Net Revenues by Geographic Region
United States	$257,504	54%	$218,386	53%
International	218,969	46%	195,835	47%
Total net revenues	476,473	100%	414,221	100%

Change in Deferred Net Revenues
United States	$139,410		$63,314
International	128,940		9,256
Total changes in deferred net revenues	268,350		72,570

	Three Months Ended December 31, 2016		Three Months Ended December 31, 2015
	Amount	% of Total	Amount	% of Total

Net Revenues by Distribution Channel
Digital online	$240,213	50%	$146,449	35%
Physical retail and other	236,260	50%	267,772	65%
Total net revenues	476,473	100%	414,221	100%

Change in Deferred Net Revenues
Digital online	$117,222		$67,170
Physical retail and other	151,128		5,400
Total changes in deferred net revenues	268,349		72,570

	Three Months Ended December 31, 2016		Three Months Ended December 31, 2015
	Amount	% of Total	Amount	% of Total
Net Revenues by Platform Mix
Console	$354,220	74%	$355,235	86%
PC and other	122,253	26%	58,986	14%
Total net revenues	476,473	100%	414,221	100%

Change in Deferred Net Revenues
Console	$246,223		$64,623
PC and other	22,127		7,947
Total changes in deferred net revenues	268,350		72,570

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Net Revenue by Geographic Region, Distribution Channel, and Platform Mix

(in thousands)

	Nine Months Ended December 31, 2016		Nine Months Ended December 31, 2015
	Amount	% of Total	Amount	% of Total

Net Revenues by Geographic Region
United States	$703,088	58%	$546,926	53%
International	505,104	42%	489,566	47%
Total net revenues	1,208,192	100%	1,036,492	100%

Change in Deferred Net Revenues
United States	$135,035		$101,929
International	153,592		79,693
Total changes in deferred net revenues	288,627		181,622

	Nine Months Ended December 31, 2016		Nine Months Ended December 31, 2015
	Amount	% of Total	Amount	% of Total

Net Revenues by Distribution Channel
Digital online	$643,051	53%	$502,860	49%
Physical retail and other	565,141	47%	533,632	51%
Total net revenues	1,208,192	100%	1,036,492	100%

Change in Deferred Net Revenues
Digital online	$139,726		$105,734
Physical retail and other	148,901		75,888
Total changes in deferred net revenues	288,627		181,622

	Nine Months Ended December 31, 2016		Nine Months Ended December 31, 2015
	Amount	% of Total	Amount	% of Total
Net Revenues by Platform Mix
Console	$961,285	80%	$878,838	85%
PC and other	246,907	20%	157,654	15%
Total net revenues	1,208,192	100%	1,036,492	100%

Change in Deferred Net Revenues
Console	$274,386		$42,940
PC and other	14,241		138,682
Total changes in deferred net revenues	288,627		181,622

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

SELECTED DATA

(in thousands)

Three Months Ended December 31, 2016	Net Revenues	Cost of Goods Sold- Internal Royalties	Cost of Goods Sold- Software Development Costs and Royalties	Cost of Goods Sold- Product Costs	Cost of Goods Sold- Licenses

As reported	$476,473	$103,613	$109,900	$70,089	$27,472
Net effect from deferral and related cost of goods sold	268,350	—	58,902	47,271	11,953
Stock-based compensation			(6,022)

Three Months Ended December 31, 2016	Selling and Marketing	General and Administrative	Research and Development	Depreciation and Amortization	Interest and Other, net

As reported	$95,820	$52,939	$37,589	$7,460	$(3,715)
Stock-based compensation	(2,441)	(10,382)	(3,244)
Non-cash amortization of discount on Convertible Notes					4,922
Acquisition related expenses		(317)

Three Months Ended December 31, 2015	Net Revenues	Cost of Goods Sold- Internal Royalties	Cost of Goods Sold- Software Development Costs and Royalties	Cost of Goods Sold- Product Costs	Cost of Goods Sold- Licenses

As reported	$414,221	$95,311	$61,653	$74,934	$25,963
Net effect from deferral and related cost of goods sold	72,570		(1,864)	6,186	10,564
Stock-based compensation			(4,131)

Three Months Ended December 31, 2015	Selling and Marketing	General and Administrative	Research and Development	Business Reorganization	Depreciation and Amortization	Interest and Other, net

As reported	$59,846	$49,061	$27,944	$71,172	$7,534	$(8,018)
Stock-based compensation	(2,363)	(11,761)	(482)
Non-cash amortization of discount on Convertible Notes						5,910
Impact of business reorganization				(71,172)

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

SELECTED DATA

(in thousands)

Nine Months Ended December 31, 2016	Net Revenues	Cost of Goods Sold- Internal Royalties	Cost of Goods Sold- Software Development Costs and Royalties	Cost of Goods Sold- Product Costs	Cost of Goods Sold- Licenses

As reported	$1,208,192	$240,711	$218,753	$170,127	$78,468
Net effect from deferral and related cost of goods sold	288,627	—	60,971	50,071	11,239
Stock-based compensation			(15,974)

Nine Months Ended December 31, 2016	Selling and Marketing	General and Administrative	Research and Development	Depreciation and Amortization	Interest and Other, net

As reported	$247,141	$149,367	$101,494	$22,329	$(15,298)
Stock-based compensation	(7,269)	(26,851)	(5,317)
Non-cash amortization of discount on Convertible Notes					17,903
Acquisition related expenses		(317)

Nine Months Ended December 31, 2015	Net Revenues	Cost of Goods Sold- Internal Royalties	Cost of Goods Sold- Software Development Costs and Royalties	Cost of Goods Sold- Product Costs	Cost of Goods Sold- Licenses

As reported	$1,036,492	$256,058	$152,160	$153,652	$42,546
Net effect from deferral and related cost of goods sold	181,622		8,364	22,302	33,382
Stock-based compensation			(12,935)

Nine Months Ended December 31, 2015	Selling and Marketing	General and Administrative	Research and Development	Business Reorganization	Depreciation and Amortization	Interest and Other, net

As reported	$160,289	$148,057	$86,499	$71,172	$21,462	$(23,948)
Stock-based compensation	(6,859)	(31,324)	(3,026)
Non-cash amortization of discount on Convertible Notes						17,454
Impact of business reorganization		(1,228)		(71,172)